UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2022, PotlatchDeltic Corporation (the “Company”) and its wholly owned subsidiaries, PotlatchDeltic Forest Holdings, Inc. and PotlatchDeltic Land & Lumber, LLC (collectively, the “Borrowers”), entered into a Sixth Amendment to Second Amended and Restated Term Loan Agreement (the “Amendment”) with the Guarantors party thereto, the Lenders party thereto, the Voting Participants party thereto and Northwest Farm Credit Services, PCA, as Administrative Agent (the “Administrative Agent”), amending the Second Amended and Restated Term Loan Agreement dated as of March 22, 2018 among the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Amendment.

The Amendment provides for a reset of LIBOR on February 14, 2022 and each annual anniversary thereof for Term Loan M. In addition, the Amendment provides that the Leverage Ratio (a ratio of total consolidated funded indebtedness to the consolidated value of timberlands and other defined assets) may exceed 40% no more than twice during the term of the Amended Term Loan Agreement, provided that the Leverage Ratio does not exceed 50% for two consecutive quarters if the circumstances causing such ratio to exceed 50% occurred in the ordinary course of business. Further, the Amendment includes certain minor changes consistent with the Third Amended and Restated Credit Agreement dated as of December 14, 2021, among the Company, KeyBank National Association, as administrative agent, L/C issuer and swing line lender, and the lenders party thereto, a copy of which was filed as Exhibit 10.1 to our Current Report on Form 8-K filed on December 14, 2021.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Sixth Amendment to Second Amended and Restated Term Loan Agreement dated as of February 14, 2022 among PotlatchDeltic Corporation and its wholly owned subsidiaries, as borrowers, the guarantors party thereto, the lenders party thereto, the voting participants party thereto and Northwest Farm Credit Services, PCA, as administrative agent

104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PotlatchDeltic Corporation

Date:	February 14, 2022	By:	/s/ Michele L. Tyler
Michele L. Tyler Vice President, General Counsel and Corporate Secretary